HSBC FUNDS

Supplement dated February 28, 2023

to the Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2023

HSBC U.S. Government Money Market Fund

(Class P Shares – HGPXX)

HSBC U.S. Treasury Money Market Fund

(Class P Shares – HTPXX)

HSBC ESG Prime Money Market Fund

(Class D Shares – HEDXX, Class I Shares – HEIXX, Intermediary Class Shares – HEGXX,
Intermediary Service Class – HETXX, Class Y Shares – HEYXX and Class P Shares – HPPXX)

The Class P Shares of HSBC U.S. Government Money Market Fund and the HSBC U.S. Treasury Money Market Fund have not yet commenced operations and therefore are not currently being offered by HSBC Funds.

The HSBC ESG Prime Money Market Fund has not yet commenced operations and therefore it is not currently being offered by HSBC Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

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